105


                     SEVERANCE AGREEMENT AND MUTUAL RELEASE

     This  SEVERANCE  AGREEMENT AND MUTUAL  RELEASE  ("Agreement"),  dated as of
September  4,  1996,  by  and  between  Cardinal  Realty  Services,   Inc.  (the
"Company"), and David P. Blackmore ("Employee").

     WHEREAS, Employee and the Company have agreed that Employee shall resign from all positions held with the Company, and its affiliates, subsidiaries and related entities; and

     WHEREAS, the Company and Employee wish to resolve any and all matters and issues between them arising from or relating to Employee's services to the Company, including his resignation therefrom.

     NOW, THEREFORE, in return for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Employee acknowledge and agree as follows:

     1. Resignation. Employee hereby resigns from any and all positions he held with the Company or its affiliated, related and subsidiary entities, including, but not limited to, his position as Executive Vice President and Chief Financial Officer of the Company and Plan Administrator of the Company's Pension Plan and 401(k) Savings Plan, as well as any position as an officer and director of any subsidiaries of the Company, effective October 31, 1996.

     2. Severance Period. Employee will receive the severance benefits from November 1, 1996 through July 31, 1997 (the "Severance Period"), as specified in this Agreement.

     3.  Final Compensation and Severance Benefits.

          (a) The Company will pay Employee severance pay in the amount of One Hundred Twelve Thousand Five Hundred Dollars ($112,500), less applicable tax withholdings, which amount shall be paid in accordance with the Company's normal payroll practices for the duration of the Severance Period. This amount represents seventy-five percent (75%) of Employee's annual base salary at the time of his resignation.

          (b) The Company shall pay to Employee eighty-three and one-third percent (83 1/3%) of Employee's Cash Bonus (as defined below) and Stock Bonus (as defined below) for the 1996 fiscal year, if earned, computed as follows:

               (i) The Company will pay to Employee a cash bonus ("Cash Bonus") determined on the basis of the increase, if any, of the Company's consolidated earnings before interest, taxes, depreciation and amortization, determined upon the application of generally accepted accounting principles, consistently applied, and subject to the independent audit of the Company's consolidated income statement for the 1996 fiscal year by the Company's independent certified public accountants ("EBITDA") when compared to the Company's EBITDA for its immediately preceding fiscal year (the "Comparison EBITDA") and measured as a percentage of Comparison EBITDA, as follows:

                                          Cash Bonus Expressed as
EBITDA expressed as Percentage            Percentage of Base
of Comparison EBITDA                      Compensation
------------------------------            -------------------------------------

up to 103%                                0

greater than 103% up to 110%              Percentage Increase in Comparison
                                          EBITDA multiplied by 1.5;
                                          plus, if applicable

greater than 110% up to 120%              Additional Percentage Increase in
                                          Comparison EBITDA (above 110%)
                                          multiplied by 2; plus, if applicable

greater than 120%                         Additional Percentage Increase in
                                          Comparison EBITDA multiplied by
                                          2.5; provided, however, the Cash
                                          Bonus shall not exceed 60% of
                                          Base Compensation

                    (ii) For  purposes of  determining  the Cash Bonus,  if any, payable to Employee on account of the Company's 1996 fiscal year, Employee and the Company acknowledge and agree that Employee's 1996 Base Compensation is equal to One Hundred Fifty Thousand Dollars ($150,000) and Comparison EBITDA equals $9,072,649.

                    (iii)  Employee's  Cash Bonus due under  subsections (i) and
               (ii) above shall be paid within thirty (30) days after EBITDA is calculated from the applicable final audited year end income statements, of the Company, but no later than the date a cash bonus is paid to any of the Company's executive officers (the "Bonus Payment Date").

                    (iv) In addition to the Cash Bonus,  for the Company's  1996 fiscal year, the Company grants to Employee a stock bonus ("Stock Bonus") payable in shares of the Company's common stock, without par value (the "Common Stock"), in accordance with and subject to the Company's Incentive Equity Plan, as amended. The dollar amount of the Stock Bonus will be determined on the same basis as the Cash Bonus (including the limitations set forth in subsection
               (ii) above), except that the dollar value of the Stock Bonus as a percentage of Base Compensation will be as follows:

EBITDA expressed as Percentage               Dollar Value of Stock
of Comparison EBITDA                         Bonus Expressed as Percentage
------------------------------               of Base Compensation
                                             -----------------------------

up to 103%                                   0

greater than 103% up to 105%                 Equivalent to Percentage Increase
                                             in Comparison EBITDA;
                                             plus, if applicable

greater than 105% up to 110%                 Additional Percentage Increase in
                                             Comparison EBITDA multiplied by
                                             2; plus, if applicable

greater than 110%                            Additional Percentage Increase in
                                             Comparison EBITDA  multiplied by
                                             3; provided, however, the Stock
                                             Bonus shall not exceed 30% of
                                             Base Compensation

                    (v) The  number  of  shares  constituting  the  Stock  Bonus payable to Employee will be determined by dividing (A) the dollar value of the Stock Bonus determined in accordance with the table above by (B) the closing price of the Company's Common Stock on the NASDAQ National Market System, or if the Company's Common Stock is not listed or admitted to trading in such system, the principal securities exchange on which the Company's Common Stock is listed or admitted to trading on December 31, 1996. Any Stock Bonus which Employee is entitled to receive from the Company shall be issued on the same date as the Cash Bonus. The provisions of the Company's Incentive Equity Plan, as amended, regarding fractional shares will apply to the Stock Bonus.

               (c) The Company shall award to Employee two thousand (2,000) shares of the Company's Common Stock on the Bonus Payment Date.

               (d) The Company will pay Employee any 1996 accrued, unused vacation and discretionary time, determined as of October 31, 1996.

               (e) Salary and benefits shall be available to Employee through October 31, 1996.

     4. Additional Consideration for Execution and Delivery of This Agreement. As additional consideration to support Employee's execution and delivery of this Agreement and his promises and undertakings hereunder, the Company will provide to Employee:

               (a) Health and dental insurance, as well as Employee Assistance Program benefits, at the Company's expense, through November 30, 1996. Employee's benefits will terminate after that date, subject to any right to benefit continuation under the Comprehensive Omnibus Budget Reconciliation Act;

               (b) Executive outplacement services through Right Associates until such time as Employee has been placed in a position reasonably comparable to his position with the Company. Such services shall include, but are not limited to, career assessment, determination of career objectives, career transition campaign design, career transition campaign execution, financial consultation and support services;

               (c) Basic and optional life insurance benefits (not including optional life insurance benefits provided by Cincinnati Life Insurance Company), under the same terms and conditions that Employee received such benefits during his employment, through November 30, 1996. Employee has the right to convert his basic life insurance coverage to an individual policy, at Employee's own expense, within thirty (30) days from the date the coverage terminates by submitting the appropriate conversion form to Community National Life Insurance Company;

               (d) Any benefits under the Company's 401(k) Savings Plan within ten (10) business days of Employee's written request. Employee will be required to complete and return appropriate election forms prior to disbursal of such benefits;

               (e) A loan equal to the amount of withholding tax attributable to
          (i) the exercise of non-qualified stock options by Employee and (ii) the awards of the Company's Common Stock under Sections 3(b) and (c) hereof, which loan shall bear interest at The Provident Bank prime rate and shall be repayable in full by Employee on or before twelve
          (12) months from the date of such loan;

               (f) A Consulting Agreement to be entered into by the Company and Employee contemporaneously herewith, which provides for a payment by the Company to Employee of Fifty Thousand Dollars ($50,000), which sum shall be paid at Employee's option, in (i) lump sum on January 2, 1999, or (ii) nine (9) equal monthly installments commencing on November 1, 1996;

               (g) An extension of the termination date of Employee's option to purchase four thousand three hundred seventy-eight (4,378) shares of the Company's Common Stock issued in connection with the Trustee's Second Employee Retention Plan at an exercise price of $1.42 per share, until January 3, 1997; provided, however, that if Employee is in possession of material nonpublic information regarding the Company on such date, the termination date of such option will be extended until the second day of the next Open Trading Window, as defined under the Company's Insider Trading Compliance Policy; and

               (h) An unlimited amount of time to interview for, or accept and perform, for new employment, provided that Employee has obtained the prior approval of the Company's President.

     5. Proxy. Employee will execute and deliver to the Company his irrevocable proxy in the form of Exhibit "A", attached hereto and incorporated herein by reference. Employee covenants that he will not take any action designed to directly or indirectly defeat the intent of his irrevocable proxy, it being understood and agreed that so long as said proxy remains in effect, Employee will not exercise voting power over any capital stock of the Company within the meaning of Rule 13d-3, promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. By way of example, but not by way of limitation, Employee will not transfer any voting capital stock of the Company to any person or entity (other than a "regular way" over-the-counter or stock exchange sale through a registered broker-dealer) without first causing such person or entity to execute and deliver to the Company an irrevocable proxy substantially in the form of said Exhibit "A". An exception will be allowed for bona fide gifts of a nominal number of shares.

     6. Return of Equipment. Employee will return all equipment owned by the Company, including but not limited to dictation equipment. Employee may retain the laptop computer currently in his possession so long as he returns all confidential information on such computer to the Company.

     7. Consulting Agreement. Simultaneously with this Agreement, the Company and Employee will enter into a consulting agreement in the form of Exhibit B, a copy of which is attached as hereto and incorporated herein by reference.

     8. Release by Employee.

               (a) Except as provided below, Employee, for himself and his dependents, successors, assigns, heirs, representatives, attorneys, executors and administrators (and his and their legal representatives of every kind), hereby completely and irrevocably discharges and releases the Company, its officers, directors, employees, agents, shareholders, affiliates, subsidiaries, related entities, successors and assigns from any and all claims, demands, actions, causes of action and/or liability whatsoever involving any matter arising out of or in any way related, directly or indirectly, to Employee's employment with the Company, including any positions with subsidiary or affiliate entities, compensation therefor, or the termination thereof, including, but not limited to, any claim for employment discrimination in violation of Title VII of the Civil Rights Act of
          1964, 42 U.S.C. ss.2000e, et seq., the Age Discrimination in Employment Act, 29 U.S.C. ss.621, et seq., the Americans with Disabilities Act, 42 U.S.C. ss.12101, et seq., Ohio Revised Code Chapter 4112, Ohio Revised Code Chapter 4101 and any other federal, state or municipal fair employment practice or discrimination laws, statutes or ordinances, arising at any time prior to and including the effective date of this Agreement. Employee agrees that he will not seek reinstatement or reemployment with the Company or any affiliate thereof at any time in the future. Nothing in this Section 8(a) shall be deemed to constitute Employee's release of the Company from its express obligations to indemnify Employee under any provision of the Company's Articles of Incorporation or Regulations or under any written contract of indemnification between the Company and Employee, and such obligations shall remain unimpaired by this Section 8(a).

               (b) Employee further agrees and acknowledges that he (i) has been advised by the Company to consult with legal counsel prior to executing this Agreement and the release provided for in this Section 8, (ii) has had an opportunity to consult with and has been advised by legal counsel of his choice, (iii) fully understands the terms of this Agreement and (iv) enters into this Agreement freely and voluntarily and intending to be bound.

     9. Release by the Company. The Company, on behalf of itself and its affiliated, related and subsidiary entities, successors and assigns (herein the "Corporate Releasors"), hereby releases, dismisses and forever discharges Employee, his successors, assigns, heirs, representatives, attorneys, executors and administrators from any and all claims, demands, damages, actions and/or causes of action of any kind and every description, whether known or unknown, which the Corporate Releasors now have or may have had for, upon, or by reasons of any cause whatsoever, against Employee. This release shall not, however, apply to the obligations of Employee, if any, arising under this Agreement or under the Non-Qualified Stock Option Agreement and Restricted Shares Agreement between the Company and Employee. Any monies owed by Employee to the Company under any loan program may be set off against any of the Company's obligations under this Agreement.

     10. Continued Availability and Cooperation.

               (a) Employee shall cooperate reasonably with the Company and with the Company's counsel in connection with any present and future actual or threatened litigation or administrative proceeding involving the Company, its affiliated, related or subsidiary entities, its officers, directors, shareholders, employees, agents and representatives, and its successors or assigns that relates to events, occurrences or conduct occurring (or claimed to have occurred) during the period of Employee's employment by the Company.

               (b) Employee shall be reimbursed by the Company for reasonable travel, lodging, telephone and similar expenses incurred in connection with such cooperation, which the Company shall reasonably endeavor to schedule at times not conflicting with the reasonable requirements of any future employer of Employee or with the requirements of any third party with whom Employee has a business relationship that provides remuneration to Employee. Employee shall not unreasonably withhold his availability for such cooperation.

     11. Successors and Binding Agreement.

               (a) This Agreement shall be binding upon and inure to the benefit of the Company and any successor of or to the Company, including, without limitation, any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Company whether by purchase, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed included in the definition of the Company for the purposes of this Agreement), but shall not otherwise be assignable or delegable by the Company.

               (b) This Agreement shall inure to the benefit of and be enforceable by Employee, his personal or legal representatives, executors, administrators, successors, heirs, distributees and/or legatees.

               (c) This Agreement is personal in nature and none of the parties hereto shall, without the consent of the other parties, assign, transfer or delegate this Agreement or any rights or obligations hereunder except as expressly provided in Sections 11(a) and 11(b) of this Agreement.

               (d) This Agreement is intended to be for the exclusive benefit of the parties hereto, and except as provided in Section 11(a) of this Agreement, no third party shall have any rights hereunder.

     12. Confidentiality and Statements to Third Parties.

               (a) Except as otherwise required by law and except to the extent, and only to the extent, that the Company has publicly disclosed the terms of this Agreement, Employee will not disclose the terms of Sections 3 through 9 of this Agreement to anyone other than members of his immediate family, his accountants, or his legal advisors, as necessary, and Employee will require that they and their agents take all reasonable steps to maintain the confidentiality hereof, except as otherwise required by law, and the Company will disclose the terms of this Agreement only to those persons (including employees of the
          Company)   with  a  genuine   business   interest  in  learning   such
          information.

               (b) Neither Employee nor the Company shall, directly or indirectly, make or cause to be made any statements to any third parties criticizing or disparaging the other or commenting adversely on the character or business reputation of the other, but this provision shall not limit the ability or responsibility of either party to respond to the best of its knowledge to administrative or regulatory inquiries or to testify to the best of its knowledge in legal proceedings.

               (c) Employee agrees not to disclose, divulge, discuss, copy or otherwise use or suffer to be used in any manner, in competition with, or contrary to the interests of, the Company or any of the Company's subsidiaries, affiliates or related entities, customer lists, product research, pricing information, the Company's trade secrets or any other information that would provide the Company's competitors with information about the Company's methods, goals, or customers, it being acknowledged by Employee that all such information regarding the Company's business and the Company's subsidiaries, affiliates and related entities compiled or obtained by, or furnished to, Employee while Employee was employed by or associated with the Company is confidential information and the Company's exclusive property.

     13. Notices. For all purposes of this Agreement, all communications provided for herein shall be in writing and shall be deemed to have been duly given when delivered, addressed (a) to the Company (to the attention of Director, Human Resources) at its principal executive offices located at 6954 Americana Parkway, Reynoldsburg, Ohio 43068, and (b) to Employee at his principal residence, or to such other address as either party may have furnished to the other in writing and in accordance herewith. Notices of change of address shall be effective only upon receipt.

     14. Governing Law. The validity, interpretation, construction and performance of this Agreement (and every other issue arising hereunder) shall be governed by the laws of the State of Ohio, without giving effect to the principles of conflict of laws of such state.

     15.  Miscellaneous.   The  Company  and  Employee  hereby  acknowledge  and
understand that:

               (a) Each was provided with the opportunity to review and consider the terms of this Agreement for a period of twenty-one (21) days and Employee has knowingly and voluntarily waived that opportunity;

               (b) Each has had the opportunity to receive counsel regarding their respective rights, obligations and liabilities;

               (c) Nothing in this Agreement is or shall be construed as an admission by the Company of any breach of any agreement or any intentional or unintentional wrongdoing of any nature;

               (d) Neither Employee nor the Company have made any representations concerning the terms or effects of this Agreement other than those contained in this Agreement and this Agreement may not be modified or terminated orally;

               (e) The terms of this Agreement are not effective or enforceable until seven (7) days after its execution, during which period Employee may revoke this Agreement;

               (f) The benefits provided Employee herein are in excess of the benefits as to which he would otherwise be entitled;

               (g) The death or disability of Employee following the execution of this Agreement shall not affect or revoke this Agreement or any of the obligations of the parties hereto, except for obligations of Employee under Section 10(a) hereof. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Employee and the Company. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party shall deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, expressed or implied, with respect to the subject matter hereof have been made by any of the parties that are not set forth expressly in this Agreement and every one of them (if, in fact, there have been any) is hereby terminated without liability or any other legal effect whatsoever; and

               (h) Except as provided for in this Agreement, all compensation and other payments due Employee as a result of his employment with the Company have been paid in full and Employee is not entitled to any additional salary, bonus or other payments whatsoever.

     16. Entire Agreement. This Agreement (together with the other documents and supporting information delivered simultaneously herewith) shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof and shall supersede all prior verbal or written agreements, covenants, communications, understandings, commitments, representations or warranties, whether oral or written, by any party hereto or any of its representatives pertaining to such subject matter.

     17. Validity. The validity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement which shall nevertheless remain in full force and effect.

     18.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Agreement.

     19. Captions and Section Headings. Captions and section headings used herein are for convenience and are not part of this Agreement and shall not be used in construing it.

     20. Further Assurances. Each party hereto shall execute such additional documents, and do such additional things, as may reasonably be requested by the other party to effectuate the purposes and provisions of the Agreement.

     IN WITNESS WHEREOF, the undersigned parties have hereunto executed this Severance Agreement and Mutual Release as of the day and date first above written.

                                        CARDINAL REALTY SERVICES, INC.

                                        By:  /s/ John B. Bartling, Jr.
                                             -------------------------
                                        Print Name:  John B. Bartling, Jr.

                                        Its:  President and
                                              Chief Executive Officer



                                        /s/ David P. Blackmore
                                            ------------------
                                            DAVID P. BLACKMORE

                                              CARDINAL REALTY SERVICES, INC.
                                              6954 Americana Parkway
                                              Reynoldsburg, Ohio 43068

September 4, 1996



Dear David:

     In connection with your resignation from employment effective October 31, 1996, attached is a Severance Agreement and Mutual Release which includes a severance package providing for salary and benefit continuation. However, in order to receive the enhanced severance package outlined, you will be required to execute the Severance Agreement and Mutual Release.

     By entering into the Severance Agreement and Mutual Release, you will be specifically waiving and releasing all rights you may have against Cardinal Realty Services, Inc. Before entering into the Severance Agreement and Mutual Release, you are advised to consult with an attorney. By law you must be afforded 21 days in which to consider the Severance Agreement and Mutual Release. Thus, the opportunity to enter into the Severance Agreement and Mutual Release shall remain available to you through 21 days from the date of this letter.

     If you have any questions, please do not hesitate to contact me.


     Sincerely yours,

     /s/ John B. Bartling, Jr.
     -------------------------
     John B. Bartling, Jr.

     Chief Executive Officer

Cardinal Realty Services, Inc.
6954 Americana Parkway
Reynoldsburg, Ohio 43068
Attention: John B. Bartling, Jr.


Dear John:

     I understand I have 21 days to consider the severance offer made by Cardinal Realty Services, Inc. (the "Company"), but I wish to waive the right to consider its offer for this period of time. I have thoroughly reviewed the offer, understand it, and wish to accept it immediately.

     Acceptance is based on the following conditions:

         (i) I have been advised by legal counsel of the Company that shares subject to the awards defined in the Severance Agreement and Mutual Release between the Company and me (the "Agreement") will be promptly registered with the Securities and Exchange Commission; and

         (ii) I have been advised by legal counsel of the Company that the Irrevocable Proxy attached as an exhibit to the Agreement ceases to apply ipso facto to any shares immediately upon any permitted dispositions.

Sincerely,

/s/ David P. Blackmore
----------------------
    David P. Blackmore

                                    EXHIBIT A


                                IRREVOCABLE PROXY


     The undersigned hereby irrevocably appoints________________________________ and ______________________________ or either of them, each with the power to appoint h___ substitute, as proxies of the undersigned to vote and give consents with respect to all shares of the Common Stock, without par value, of Cardinal Realty Services, Inc., an Ohio corporation ("Cardinal"), which the undersigned would be entitled to vote now or hereafter, as fully as the undersigned could vote and give consents in person at any annual or special meeting of shareholders of Cardinal or with respect to any actions taken by the written consent of shareholders of Cardinal, upon any and all matters to come before the shareholders of Cardinal.

     The undersigned hereby acknowledges that this proxy is irrevocable and is given for consideration and is coupled with an interest, to-wit: Cardinal and the undersigned have on this date entered into a Severance Agreement providing for the payment of monies and other benefits to the undersigned in exchange for, inter alia, this proxy.

     This proxy has been made and given at Columbus, Ohio and shall be interpreted in accordance with the laws of the State of Ohio. This proxy shall be in effect irrevocably until the earlier of (i) a sale of all of the undersigned's shares of Cardinal Common Stock (at a time when the undersigned has no unexercised or unexpired options or other rights to purchase Cardinal Common Stock) in good faith to a bona fide purchaser in a manner described in paragraph (f) of Rule 144 under the Securities Act of 1933 and the expiration of a one (1) year period following such sale during which the undersigned has not acquired any additional shares of Cardinal Common Stock in excess of the undersigned's shares of Cardinal Common Stock held on the date hereof; or (ii) the later of three (3) years from the date hereof or the date of the final adjournment of Cardinal's annual meeting of shareholders held in 1999.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of September, 1996.


                                            /s/ David P. Blackmore
                                                ------------------
                                                DAVID P. BLACKMORE

                                    EXHIBIT B

                              CONSULTING AGREEMENT


     THIS CONSULTING AGREEMENT ("Agreement") is made this 4th day of September, 1996, by and between CARDINAL REALTY SERVICES, INC., an Ohio corporation (the "Company") and DAVID P. BLACKMORE ("Consultant").

     WHEREAS, the Company desires to secure for itself the services of Consultant by retaining Consultant as a consultant to the Company, under the terms and conditions set forth herein; and

     WHEREAS, the Company and Consultant are contemporaneously entering into a Severance Agreement and Mutual Release, for which the payments hereunder shall serve as partial consideration;

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto agree as follows:

     1. Consulting Services; Availability. For a nine-month period beginning on the November 1, 1996, unless mutually extended by the parties in writing (the "Consulting Period"), the Company shall retain Consultant as a part-time, independent consultant with respect to the Company's finances and business. Consultant shall perform such consulting services in such a manner and on such dates as Consultant and Company agree. During the Consulting Period, within reason,  Consultant  shall make  himself  available  to the Company no less than twelve (12) hours each thirty (30) day period (the "Minimum Service Requirement") to render such advice and assistance regarding financial and business matters as may be reasonably requested of Consultant by the Company. For each hour of service in excess of the Minimum Service Requirement, the Company shall pay Consultant One Hundred Fifty ($150) per hour; provided, however, Consultant shall not perform any services in excess of the Minimum Service Requirement without the prior written instruction of the Company's Chief Executive Officer.

     2. Consulting Payments. In consideration of the services to be performed by Consultant pursuant to the provisions of Paragraph 1 above, the Company shall pay to Consultant the sum of Fifty Thousand Dollars ($50,000), payable in (i) a lump sum on January 2, 1997 or (ii) nine (9) equal monthly installments, commencing November 1, 1996.

     3. Expense Reimbursement. During the Consulting Period, Consultant shall be entitled to reimbursement of all expenses reasonably incurred by Consultant in connection with Consultant's performance of consulting services hereunder (but no expenses under paragraph 2(b) hereof shall be incurred without first obtaining Company's written approval), provided that Consultant submits to the Company invoices or other documentary verifications of the amounts thereof.

     4. Termination.

               (a) The engagement of Consultant under this Consulting Agreement, and the term hereof, may be terminated by Company for cause at any time by action of the Board of Directors. For purposes hereof, the term "cause" shall mean:

                    (i) any act of fraud,  dishonesty,  willful  misconduct,  or other intentional act that is wrongful and detrimental to the interests of Company; or

                    (ii)   Consultant's   material  breach  of  this  Consulting
               Agreement.

               (b) The engagement of Consultant under this Consulting Agreement, and the term hereof, shall be terminated on the death or permanent disability of Consultant. For these purposes, permanent disability shall be deemed to occur after ninety (90) days in the aggregate during any consecutive twelve (12) month period, or after sixty (60) consecutive days, during which, as the case may be, Consultant shall have been unable to discharge his duties under this Consulting Agreement by reason of his physical or mental disability or illness.

               (c) Upon any such termination Consultant or his estate or personal representative, as the case may be, shall be entitled only to accrued but unpaid compensation up to the date of such termination and Company shall have no further obligation to Consultant under this Consulting Agreement.

     5. Assignment. Without the written consent of the Company, Consultant shall have no right to assign or otherwise transfer any rights created under this Agreement. This Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors and assigns, and Consultant and Consultant's legal representatives, heirs, successors and permitted assigns.

     6. Relationship. The Company and Consultant expressly acknowledge and agree that the consulting services to be provided by Consultant under this Agreement shall be performed as an independent contractor, and not as an agent or employee of the Company. The parties also expressly acknowledge and agree that with respect to any payments made to Consultant hereunder, the Company shall not: (i) withhold or pay FICA or other Federal, state, or local income or other taxes; or
(ii) comply with or contribute to state worker's compensation, unemployment or other funds or programs. Consultant also acknowledges that as an independent contractor Consultant will not be given the right to participate in any employee benefit or insurance plan or any other plan or other fringe benefit which is maintained, established or provided by the Company for its employees.

     7. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Rules of the American Arbitration Association then pertaining in the City of Columbus, Ohio and judgment upon the award rendered by the Arbitrator or Arbitrators may be entered in any Court having jurisdiction thereof. The Arbitrator or Arbitrators shall be deemed to possess the powers to issue mandatory orders and restraining orders in connection with such arbitration.

     8. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Ohio.

     9.  Entire  Agreement.  This  Agreement  constitutes  the entire  agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous written or oral conversations, agreements or discussions concerning the subject matter hereof.

     10. Validity. The validity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement which shall nevertheless remain in full force and effect.

     11.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

     12. Captions and Section Headings. Captions and section headings used herein are for convenience and are not part of this Agreement and shall not be used in construing it.

     13. Further Assurances. Each party hereto shall execute such additional documents, and do such additional things, as may reasonably be requested by the other party, to effectuate the purposes and provisions of the Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                         CARDINAL REALTY SERVICES, INC.

                                    By:  /s/ John B. Bartling, Jr.
                                    ------------------------------
                                    Print Name:  John B. Bartling, Jr.
                                    Its:  President



                                     /s/ David P. Blackmore
                                     ----------------------
                                     DAVID P. BLACKMORE





                                       -3-